Leases	6 Months Ended
Jun. 30, 2026
Leases
Leases

Note 13 — Leases

Lease commitments

The Company determines if a contract contains a lease at inception. US GAAP requires that the Company’s leases be evaluated and classified as operating or finance leases for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset, together with renewal option periods when the exercise of the renewal option is reasonably certain and failure to exercise such option which result in an economic penalty.

The Company has several office lease agreements with lease terms ranging from two to six years. The weighted average discount rate is 7%. As of June 30, 2026, the Company’s operating leases had a weighted average remaining lease term of approximately 0.39 years.

Operating lease expenses are allocated between the cost of revenue and selling, general, and administrative expenses. Rent expenses for the six months ended June 30, 2025 and 2026 were RMB 751,483 and RMB 854,739 (USD 125,496), respectively.

The five-year maturity of the Company’s operating lease obligations is presented below:

Twelve Months Ending December 31,	Operating Lease Amount	Operating Lease Amount
	RMB	USD
2026 (remaining six months)	276,331	40,572
Total lease payments	276,331	40,572
Less: Interest	(4,631)	(680)
Present value of lease liabilities	271,700	39,892

Future amortization of Company’s ROU assets is presented below:

Twelve Months Ending December 31,	Right-of-use assets Amount	Right-of-use assets Amount
	RMB	USD
2026 (remaining six months)	361,548	53,084
Total	361,548	53,084